UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

VGAMBLING INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-156302

(Commission File Number)

26-3062752

(IRS Employer Identification No.)

PO Box 155, Holly Harbour

St. Mary’s, Antigua and Barbuda

(Address of principal executive offices and Zip Code)

(905-580-2978

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information  included  in this Form 8-K may contain  forward-looking  statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  This information may involve known and unknown risks, uncertainties and other factors which may cause the Company’s actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements.  Forward-looking statements, which involve assumptions and describe the Company’s future plans, strategies and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.  These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that any projections included in these forward-looking statements will come to pass.  The Company’s actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors.  Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.01  Entry Into a Material Definitive Agreement

Item 2.03  Creation of a Direct Financial Obligation

Item 3.02  Unregistered Sales of Equity Securities

Effective June 3, 2016, the Registrant issued a $65,000 Promissory Note ("the Note") to Tangiers Global, LLC ("Tangiers", or “the Lender”).  The consideration has been received by the Registrant.

The Note has a maturity date of twelve (12) months from the Effective Date.  The Note shall accrue interest at a rate of 8.0% per annum.  Unless repaid in cash, the Lender shall have the right to convert all or part of the outstanding and unpaid Principal Sum and accrued interest into shares of fully paid and non-assessable shares of common stock of the Registrant. The Conversion Price shall be $0.13 per share.  In addition, 427,777 5-year warrants, for Consideration received shall be issued, at an exercise price of $0.14. There is no penalty for prepayment, with prepayment subject to the consent of the Lender.

The proceeds of this Note shall be used for general working capital.

The Note referred to above (and the shares of common stock underlying them) is exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended.

The above described executed Note is attached hereto and incorporated by reference as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

10.1	Convertible Promissory Note with Tangiers Global, LLC dated June 3, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VGAMBLING INC.

 (Registrant)

By: /s/ Grant Johnson

Grant Johnson

Chief Executive Officer

Dated: June 21, 2016